Exhibit 21

Subsidiaries of Hewlett-Packard Company

The registrant's principal subsidiaries and affiliates as of December 31, 2002, are listed below.

ARGENTINA
- Hewlett-Packard Argentina S.A.
AUSTRALIA
- Hewlett-Packard Australia Pty. Ltd.
- Compaq Computer Australia Pty. Ltd.
- Compaq Technologies (Australia) Proprietary Ltd.
AUSTRIA
- Hewlett-Packard Ges.m.b.H.
BELGIUM
- Hewlett-Packard Belgium BVBA/SPRL
- Hewlett-Packard Coordination Center C.V.B.A./S.C.R.L.
BRAZIL
- Hewlett-Packard Arrendamento Mercantil S.A.
- Hewlett-Packard Brasil Ltda
- Hewlett-Packard Commercial S.A.
- Compaq Financial Services Arrendamento Mercantil S.A.
BULGARIA
- Hewlett-Packard Bulgaria EooD
CANADA
- Hewlett-Packard (Canada) Co.
- Compaq Canada Corp.
CAYMAN ISLANDS
- Hewlett-Packard Caribe Ltd.
CHILE
- Hewlett-Packard Chile 2, Comercial Ltda
- Hewlett-Packard de Chile S.A.
CHINA
- China Hewlett-Packard Company Limited
- Shanghai Hewlett-Packard Co., Ltd.
- Compaq Computer (Shanghai) Co. Ltd.
COLOMBIA
- Hewlett-Packard Colombia Ltda.
CROATIA
- Hewlett-Packard d.o.o.
CZECH REPUBLIC
- Hewlett-Packard s.r.o.
- Compaq Computer s.r.o.
DENMARK
- Hewlett-Packard ApS
- Compaq Computer ApS
ECUADOR
- Hewlett-Packard Ecuador 1 S.R.L.
EGYPT
- Hewlett-Packard (Egypt) Ltd.
- Compaq Computer Egypt Ltd.
FINLAND
- Hewlett-Packard OY
- OY Compaq Computer AB
FRANCE
- Hewlett-Packard Centre de Competence, SAS
- Hewlett-Packard France SAS

GERMANY
- Hewlett-Packard EMEA GmbH
- Hewlett-Packard Erste B. GmbH
- Hewlett-Packard Europa Holding GmbH & Co. KG
- Hewlett-Packard GmbH
- Compaq Computer BDG GmbH
GREECE
- Compaq Computer EPE
HONG KONG
- Hewlett-Packard Asia Pacific Limited
- Hewlett-Packard Hong Kong Limited
- Compaq Computer Ltd.
HUNGARY
- Hewlett-Packard Magyarorszag Kft
INDIA
- Hewlett-Packard India Private Ltd.
- Compaq Computer (India) Private Ltd.
INDONESIA
- PT Hewlett-Packard Berca Servisindo
- PT Compaq Computer Indonesia
IRELAND
- Hewlett-Packard (Manufacturing) Ltd.
- Hewlett-Packard International Bank Ltd.
- Hewlett-Packard Ireland Ltd.
- Compaq Computer Ireland Ltd.
ISLE OF MAN
- Compaq Computer Isle of Man Ltd.
ISRAEL
- Hewlett-Packard Indigo Ltd.
ITALY
- Hewlett-Packard Italiana S.p.A.
- Hewlett-Packard Servizi Finanziari S.p.A.
- Compaq Computer S.r.l.
JAPAN
- Hewlett-Packard Japan, Ltd.
- Compaq Computer K.K.
KOREA
- Hewlett-Packard Korea Ltd.
LATVIA
- Hewlett-Packard SIA, Latvia
LITHUANIA
- UAB Hewlett-Packard
MADEIRA
- Inter Initia - Comercio Internacional E Servicos Ltda

MALAYSIA
- Hewlett-Packard Sales (Malaysia) Sdn. Bhd.
- Compaq Computer Corporation Malaysia Sdn. Bhd.
MEXICO
- Hewlett-Packard Mexico, S. de R.L. de C.V.
- Compaq S. de R.L. de C.V.
MOROCCO
- Hewlett-Packard SARL
- Compaq Computer NWA SARL
NETHERLANDS
- Hewlett-Packard Europe B.V.
- Hewlett-Packard Indigo B.V.
- Hewlett-Packard Nederland B.V.
- Hewlett-Packard Products C.V.
- Compaq Computer B.V.
NEW ZEALAND
- Hewlett-Packard New Zealand
NIGERIA
- Hewlett-Packard Nigeria Ltd.
NORWAY
- Hewlett-Packard Norge AS
- Compaq Computer Norway AS
PERU
- Hewlett-Packard del Peru, S.A.
- Hewlett-Packard International 1 S.R.L.
PHILIPPINES
- Hewlett-Packard Philippines Corporation
- Compaq Computer Philippines, Inc.
POLAND
- Hewlett-Packard Polska Spool z o.o.
- Compaq Computer Spool z o.o.
PORTUGAL
- Hewlett-Packard Portugal Ltda
- Compaq Computer Portugal, Ltda
ROMANIA
- Hewlett-Packard (Romania) SRL
- Compaq Computer Romania SRL
RUSSIA
- Hewlett-Packard AO
- ZAO Compaq Computers

SINGAPORE
- Hewlett-Packard Far East Pte. Ltd.
- Hewlett-Packard International Pte. Ltd.
- Hewlett-Packard Singapore (Private) Limited
- Hewlett-Packard Singapore (Sales) Pte. Ltd.
- Compaq Computer Asia Pte. Ltd.
- W.W. Real Estate & Development Pte. Ltd.
SLOVAKIA
- Hewlett-Packard (Slovakia) s.r.o.
- Compaq Computer Slovakia s.r.o.
SLOVENIA
- Compaq Computer d.o.o.
SOUTH AFRICA
- Hewlett-Packard (South Africa) (Proprietary) Ltd.
- Compaq Computer (Proprietary) Ltd.
SPAIN
- Hewlett-Packard Espanola, S.L.
- Compaq Computer Espana S.L.
- Twinsoft SA
SWEDEN
- Hewlett-Packard Services Sverige AB
- Hewlett-Packard Sverige AB
- Compaq Computer AB
SWITZERLAND
- Hewlett-Packard (Schweiz) GmbH
- Hewlett-Packard International Sarl
- Compaq Computer (Schweiz) GmbH
TAIWAN
- Hewlett-Packard Taiwan Ltd.
- Compaq Computer Taiwan Ltd.
THAILAND
- Hewlett-Packard (Thailand) Ltd.
- Compaq Computer (Thailand) Ltd.
TURKEY
- Hewlett-Packard Bilgisayar ve Olcum Sistemleri AS
- Compaq Computer Ticaret A.S.
UNITED ARAB EMIRATES
- Hewlett-Packard Middle East FZ LLC
- Compaq Computer FZE
UNITED KINGDOM
- Hewlett-Packard Ltd.
- Compaq Computer Ltd.
- Compaq Computer Manufacturing Ltd.

UNITED STATES
- Hewlett-Packard Development Company L.P.
- Hewlett-Packard Financial Services Company
- Hewlett-Packard Hellas, LLC
- Hewlett-Packard World Trade, Inc.
- HPDirect Inc.
- Compaq Computer Caribbean, Inc.
- Compaq Computer Corporation
- Compaq Latin America Corporation
- CPQ Holdings, LLC
- Digital Equipment China Ltd.
- Indigo America, Inc.
VENEZUELA
- Hewlett-Packard de Venezuela C.C.A.
VIETNAM
- Hewlett-Packard Vietnam Ltd.
- Compaq Computer Vietnam Ltd.
YUGOSLAVIA
- Hewlett-Packard d.o.o Beograd